UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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TURBOSONIC TECHNOLOGIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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TURBOSONIC TECHNOLOGIES, INC.

550 Parkside Drive, Suite A-14
Waterloo, Ontario
Canada N2L 5V4

__________________________________________

NOTICE OF ANNUAL MEETING
OF
STOCKHOLDERS

To Be Held
On
December 11, 2008

__________________________________________

Dear Stockholders,

On Thursday, December 11, 2008, TurboSonic Technologies, Inc. will hold its Annual Meeting of Stockholders at the Waterloo Inn, 475 King Street North, Waterloo, Ontario, Canada. The meeting will begin at 10:00 a.m., local time.

Only stockholders that own shares of common stock at the close of business on October 31, 2008, can vote at this meeting or any adjournment or postponement thereof. The meeting will be held for the following purposes:

  to elect seven directors to serve for the ensuing year;

  to ratify the appointment of Deloitte & Touche, LLP as our independent auditors for our fiscal year ending June 30, 2009; and

  to transact such other business as may properly come before the meeting.

Egbert Q. van Everdingen
Secretary

Waterloo, Ontario, Canada
November 4, 2008

Whether or not you plan to attend the meeting, please sign and date the enclosed proxy and promptly return it in the enclosed, self-addressed envelope. No additional postage is required if mailed within the United States. Any stockholder may revoke his or her proxy at any time before the meeting by giving notice in writing to our Secretary, by granting a proxy bearing a later date or by voting in person at the meeting.

TURBOSONIC TECHNOLOGIES, INC.

550 Parkside Drive, Suite A-14
Waterloo, Ontario
Canada N2L 5V4

__________________________________________

PROXY STATEMENT
__________________________________________

QUESTIONS AND ANSWERS

Q:

WHEN AND WHERE IS THE ANNUAL MEETING?

A:

On Thursday, December 11, 2008, TurboSonic Technologies, Inc. will hold its Annual Meeting of Stockholders at the Waterloo Inn, 475 King Street North, Waterloo, Ontario, Canada. The meeting will begin at 10:00 a.m., local time.

Q:

WHO IS SOLICITING MY VOTE?

A:

This proxy solicitation is being made by TurboSonic Technologies, Inc. Proxies are being solicited by mail, and all expenses of preparing and soliciting such proxies will be paid by us. We have also arranged for reimbursement of brokerage houses, nominees, custodians and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record. Proxies may also be solicited by our directors, officers and employees, but such persons will not be specifically compensated for such services.

Q:

WHEN WAS THE PROXY STATEMENT MAILED TO STOCKHOLDERS?

A:

This proxy statement was first mailed to our stockholders on or about November 4, 2008.

Q:

WHAT MATTERS AM I VOTING ON?

A:

(1) The election of seven nominees to serve on our board of directors for the ensuing year; and

(2) The ratification of the appointment of Deloitte & Touche, LLP as our independent auditors for fiscal year 2009.

Q:

HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

A:

The board recommends a vote FOR each of the seven nominees and a vote FOR the ratification of Deloitte & Touche, LLP as our independent auditors for our fiscal year ending June 30, 2009.

Q:

WHO IS ENTITLED TO VOTE?

A:

Stockholders as of the close of business on October 31, 2008 (the record date) are entitled to vote at the meeting.

Q:

HOW DO I VOTE?

A:

Sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR each of the nominees and FOR the ratification of Deloitte & Touche, LLP as our independent auditors for our fiscal year ending June 30, 2009. Stockholders who hold their shares through a bank or broker can also vote via the telephone or internet if these options are offered by the bank or broker.

Q:

MAY I REVOKE MY PROXY?

A:

You have the right to revoke your proxy at any time before the meeting by:

(1) giving written notice to such effect to our Secretary, Egbert Q. van Everdingen, at the address shown above;

(2) voting in person at the meeting; or

(3) returning a later-dated proxy card.

Q:

WHO WILL COUNT MY VOTES?

A:

Our transfer agent, American Stock Transfer & Trust Company, will count the votes.

Q:

IS MY VOTE CONFIDENTIAL?

A:

Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to American Stock Transfer & Trust Company and handled in a manner that protects your voting privacy. Your vote will not be disclosed except (1) as needed to permit American Stock Transfer & Trust Company to tabulate and certify the vote, and (2) as required by law. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management. Your identity will be kept confidential unless you ask that your name be disclosed.

Q:

HOW MANY SHARES CAN VOTE?

A:

As of October 31, 2008, 15,130,054 shares of common stock were issued and outstanding. Every holder of common stock is entitled to one vote for each share held.

Q:

WHAT IS A QUORUM?

A:

A majority of shares of our common stock outstanding and entitled to vote on October 31, 2008 constitutes a quorum and must be present at the meeting, in person or by proxy, for the meeting to be held for the transaction of business.

Q:

HOW MANY SHARES ARE REQUIRED FOR THE ADOPTION OF A PROPOSAL?

A:

Directors will be elected by a plurality of the votes cast at the meeting. To be adopted, the proposal to ratify the appointment of Deloitte & Touche, LLP as our independent auditors must receive the affirmative vote of more than 50% of the shares voting on the matter. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. An abstention has the same effect as a vote AGAINST a proposal. Broker non-votes are abstentions by brokers who have proxies that do not have specific voting instructions from their beneficial owners of the shares they hold. Broker non-votes will be counted as part of the quorum. However, broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

Q:

WHO CAN ATTEND THE ANNUAL MEETING?

A:

All stockholders on October 31, 2008 can attend. If your shares are held through a broker and you would like to attend, please bring a copy of your brokerage account statement or an omnibus proxy (which you can get from your broker), and we will permit you to attend the meeting.

Q:

HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

A:

We do not know of any business to be considered at the meeting other than the proposals described in this proxy statement. If any other business is presented at the meeting, your signed proxy card gives authority to Edward F. Spink, our Chief Executive Officer, and Egbert Q. van Everdingen, our Secretary, to vote on such matters at their discretion.

Q:

WHO ARE THE LARGEST PRINCIPAL STOCKHOLDERS?

A:

As of October 31, 2008, Dr. Donald R. Spink, Sr., and his related entities, beneficially owned 1,353,070 shares (8.3%) of our common stock. In addition, Heartland Advisors, Inc. beneficially owned 1,250,000 shares (7.6%) and Bard Associates, Inc. beneficially owned 1,544,475 shares (9.4%).

Q:

WHEN ARE STOCKHOLDERS PROPOSALS FOR NEXT YEAR’S MEETING DUE?

A:

All stockholder proposals to be considered for inclusion in next year’s proxy statement must be submitted in writing to Egbert Q. van Everdingen, our Secretary, at the address shown on the first page of this proxy statement, prior to July 7, 2009.

– # –

ELECTION OF DIRECTORS

On October 14, 2008, the board of directors unanimously approved a slate of seven persons to stand for election as directors at our 2008 Annual Meeting of Stockholders. The slate consists of Edward F. Spink, Egbert Q. van Everdingen, Richard H. Hurd, Glen O. Wright and Ken Kivenko, each of whom is currently a director of our company, as well as two new director-nominees, being Raymond L. Alarie and F. Eugene Deszca, respectively. Glen Wright, one of our independent directors, identified Mr. Alarie to the board as a potential director-nominee, while Mr. Deszca was identified to the board as such by Egbert van Everdingen, our President.

All directors are elected annually, and serve until the next annual meeting of stockholders or until their respective successors are elected and qualified.  If any director or director-nominee is unable to stand for re-election or election, as applicable, at this meeting, the board may reduce the board’s size or designate a substitute nominee.  If a substitute nominee is designated, proxies voting on the initial director candidate will be cast for the substituted candidate.

Edward F. Spink	Director since 1997
Age: 54

Edward Spink has served as our Chief Executive Officer since June 1999, has completed 24 years as a senior executive with our company, including Turbotak Technologies which consolidated with our company in August 1997, and has participated in the development of our company and our technology.  He served as Chairman of the board of directors from June 1999 to December 2007.  He has been instrumental in the expansion of product lines and the development of our intellectual property base and has authored, participated in and directed numerous patents.

Egbert Q. van Everdingen	Director since 2006
Age: 47

Egbert Q. van Everdingen has served as our President and Secretary & Treasurer since June 2006. From August 2003 until June 2006, he was Executive Vice President, with responsibility for all sales, marketing, design and project engineering.    Prior thereto and from August 1997, Mr. van Everdingen served as our Vice President Marketing & Sales, Air Pollution Control Systems.  Prior thereto and from 1986, he served as project manager and in various product development, sales and marketing positions with Turbotak.

Richard H. Hurd	Director since 1993
Age: 71

Richard H. Hurd served as President from August 1993 to August 1997 and Treasurer from April 1994 to August 1997 of Sonic Environmental Systems, Inc., a predecessor to our company.  He currently serves as our audit committee chairperson.  Mr. Hurd has been President and sole owner of RHB Capital Company Inc., a financial consulting company since 1987.  He also acts as a Special Assistant to the Treasurer of the State of New Jersey.

Glen O. Wright	Director since 2005
Age: 59

Glen O. Wright founded Wright, Mogg and Associates Ltd., a pension and benefits consulting firm and served as its Chief Executive Officer from 1980 to 1986, and its Chairperson and Chief Executive Officer until 1996. It was sold in 2000 to Cowan Insurance Group and he continued as Chairman of the Cowan Insurance Group until October 2002. He served as the Chairman of the Workplace Safety and Insurance Board in Ontario from June 1996 to February 2004 and served as Chairman of Hydro One, the agency responsible for electric transmission in Ontario from June 2002 to May 2003. Since February 2004, he has been working on a number of consulting projects through GPark Consulting Ltd., of which he is President. He is currently a director of PrinterOn Corporation and LeanCor Logistics LLC, and was formerly a director for the Institute for Work and Health, Gore Mutual Insurance and the Canadian Broadcasting Corporation, a member of the Wilfrid Laurier University Foundation and a member of the Council for Canadian Unity.

Ken Kivenko	Director since 2007
Age: 66

Ken Kivenko, P.Eng., a member of the Professional Engineers of Ontario, is the founder and President of Kenmar Consulting.   Kenmar acts as a private consultant in the areas of strategic planning, Total Quality, financing and governance, and was established in January 2001.   Prior thereto, he was President and CEO of NBS Technologies, a supplier of credit and ID cards and card personalization equipment, from June 1995 to December 2000.   He currently serves on the board of RDM Corporation (HR/Compensation committee and Chair of Disclosure Committee) and Hy-Drive Technologies Ltd. (HR/Compensation committee, Chair of Disclosure Committee).   He is the Advisory Committee Chairman for the Small Investor Protection Association in Canada and is a member of the Ontario Securities Commission Continuous Disclosure Advisory Committee.

Raymond L. Alarie	Nominee for Directorship
Age: 56

Raymond L. Alarie, P.Eng., a member of the Professional Engineers of Ontario, was Executive Vice President for Stantec Inc. from 2003 to 2006, with responsibility for several professional disciplines and regional operations in Canada and in the USA totaling some 2,500 staff.   Stantec provides professional design and consulting services in planning, engineering, architecture, surveying, and project management.   Prior thereto and concurrent with the most recent position, he was a member of Stantec’s Executive Leadership Team from 1997 to 2006 and contributed to Stantec’s growth from 1,500 to over 5,500 employees.   Since his retirement from Stantec in January 2006, he has continued to provide occasional services to that firm as a senior consultant.   In 2005, he received his corporate director designation through the Institute of Corporate Directors of Canada.

Dr. F. Eugene Deszca	Nominee for Directorship
Age: 60

Dr. F. Eugene Deszca, Ph.D., has been a Professor since 1982 at Wilfrid Laurier University in the School of Business and Economics, where he is currently the Associate MBA Director.   He has taught at Queen’s University, York University, the University of Western Ontario’s Graduate Program in Engineering Management, and at St. Francis Xavier University, and is a member of the board of directors of the Society of Management Accountants of Canada.   As an educator and consultant, he has focused on the development of organizations and the people who work there, change management and the enactment of strategy.   His consulting work is conducted through Gene Deszca and Associates, of which he is President.

All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors.  Executive officers are elected annually by the board of directors to hold office until the first meeting of the board following the next annual meeting of stockholders or until their successors are chosen and qualified.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

RATIFICATION OF INDEPENDENT AUDITORS

Our Audit Committee has appointed Deloitte & Touche, LLP as our independent auditors for the 2009 fiscal year (July 1, 2008 through June 30, 2009) subject to stockholders ratification. Although stockholder ratification of the Audit Committee’s action in this respect is not required, the board of directors considers it desirable for stockholders to ratify such an appointment.

A representative of Deloitte & Touche, LLP is expected to attend the meeting. He or she will have the opportunity to speak at the meeting if he or she wishes and will also respond to appropriate questions.

Fees for professional services provided by our independent auditors in each of the last two fiscal years, in each of the following categories are as follows:

Fees billed by Deloitte & Touche LLP:	2008	2007

Audit fees	$80,143	$--
Audit-related fees	$6,431	$--
Tax fees	$--	$--
All other fees	$16,029	$--
	$102,603	$--

Fees billed by Mintz & Partners LLP:	2008	2007

Audit fees	$--	$74,142
Audit-related fees	$--	$--
Tax fees	$7,322	$5,575
All other fees	$8,014	$28,877
	$15,336	$108,594

Audit fees services include fees associated with the annual audit, assistance with and review of documents filed with the Securities and Exchange Commission and comfort letters. Audit-related fees principally consist of audit-related consultation. Tax fees include tax compliance and tax consultations. All other fees include quarterly reviews of our 10-QSB filings and general accounting consultations. Deloitte & Touche, LLP has unrestricted access to the Audit Committee to discuss audit findings and other financial matters.

The audit committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by the independent auditor. The policy provides for pre-approval by the audit committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the audit committee must approve the permitted service before the independent auditor is engaged to perform it.

Change of Auditor

Effective January 29, 2008, the public accounting practice of Mintz & Partners LLP, the independent accounting firm who audited our consolidated financial statements for our fiscal years ending June 30, 2007, 2006 and 2005, was acquired by Deloitte & Touche LLP. As a consequence, our future audit opinions will be provided by Deloitte. Previously issued audit opinions will be re-issued, and consents to include previously issued Mintz opinions in Securities and Exchange Commission filings will be provided by Mintz. Mintz, with the consent of Deloitte, has therefore resigned as our independent accounting firm of record on January 29, 2008.

Mintz’s report on the financial statements for the years ended June 30, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principle.

The resignation was approved by our board of directors and our audit committee.

There were no disagreements with Mintz, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Mintz's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

We did not consult with Deloitte regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of opinion that might be rendered on our financial statements and we did not obtain written or oral advice in reaching a decision as to accounting, auditing or financial reporting issues.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE, LLP AS OUR INDEPENDENT AUDITORS FOR OUR FISCAL YEAR ENDING JUNE 30, 2009.

STATEMENT OF CORPORATE GOVERNANCE

Our business is managed under the direction of the board of directors. The board delegates the conduct of business to our senior management team.

Our board of directors has determined that each of our current non-employee directors (Richard H. Hurd, Julien J. Hradecky, Glen O. Wright, Andrew T. Meikle and Ken Kivenko), who collectively constitute a majority of our current board, as well as each of our director nominees (Raymond L. Alarie and F. Eugene Deszca), meets the general independence criteria set forth in the Nasdaq Marketplace rules.

The board usually meets three to four times a year in regularly scheduled meetings. It may meet more often if necessary. The board held four meetings in fiscal 2008, with attendance by each director at 100% for all meetings, either in person or by telephone, except for one meeting missed by Edward Spink due to illness. The Chairman usually determines the agenda for the meetings. Board members receive the agenda and supporting information in advance of the meetings. Board members may raise other matters at the meetings.

The board considers all major decisions. The board has established two standing committees, an Audit and Governance Committee and a Human Resources and Compensation Committee. The Audit Committee’s duties and responsibilities are described below under "Report of Audit Committee". The Audit Committee, which is currently composed of Messrs. Hurd, Meikle and Kivenko, held four meetings relative to fiscal 2008, at which all members were present either in person or by telephone. The board of directors has determined that Messrs. Wright and Meikle meet the Nasdaq Marketplace Rule definition of "independent" for audit committee purposes and that Mr. Hurd meets the general definition of independence for members of the board of directors, but not the definition of "independent" for audit committee purposes as he received consulting fees during the fiscal year ended June 30, 2008. The board of directors has also determined that Richard H. Hurd meets the SEC definition of an "audit committee financial expert".

The Compensation Committee is responsible for oversight and administration of executive compensation. The Compensation Committee does not have a written charter. The Compensation Committee, which is composed of Messrs. Wright, Hradecky and Kivenko, held no meetings in fiscal 2008. The Compensation Committee annually reviews and determines both the cash and non-cash components of compensation paid to our directors and executive officers. The Compensation Committee does not rely on the use of outside consultants while carrying out its duties. No delegation of duties or functions to other parties has occurred. Our executive officers have historically not performed any role in determining or recommending the amount or form of executive or director compensation.

We do not have a nominating committee as the board has determined, given its relatively small size, to perform this function as a whole. We do not currently have a charter or written policy with regard to the nomination process. At this time, we do not have a formal policy with regard to the consideration of any director candidates recommended by our stockholders because historically we have not received recommendations for our shareholders.

Stockholders may propose director nominees for consideration by our board of directors. Stockholders can propose qualified candidates for director nominees by submitting, in writing, the names, appropriate biographical information and qualifications of such nominees to: Egbert Q. van Everdingen, Secretary, TurboSonic Technologies, Inc., 550 Parkside Drive, Suite A-14, Waterloo, Ontario, Canada N2L 5V4. Properly completed submissions that are received will be forwarded to the board of directors for further review and consideration. In considering any nominee proposed by a stockholder, the directors will reach a conclusion based on the factors described below. The board does not intend to evaluate candidates proposed by stockholders any differently than other candidates. After full consideration, the stockholder proponent will be notified of the decision of the board of directors.

Qualifications for consideration as a board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, in making its nominations, the board of directors considers, among other things, an individual’s business experience, industry experience, breadth of knowledge about issues affecting our company, time available for meetings and consultation regarding company matters and other particular skills and experience possessed by the individual.

During fiscal 2008, there was no change to the board, either in size or composition.

CODE OF ETHICS

We have a Code of Ethics that applies to all of our employees, including our Chief Executive Officer, Chief Financial Officer and VP Finance & Administration. The Code of Ethics was filed as an exhibit to our Annual Report on Form 10-KSB for the year ended June 30, 2004 and is available on our website at www.turbosonic.com at the Investor Relations page.

STOCKHOLDER COMMUNICATION WITH BOARD MEMBERS

We maintain contact information for stockholders, both telephone and email, on our website (www.turbosonic.com) under the heading "Contact Us." By following the Contact Us link, a stockholder will be given access to our telephone number and mailing address as well as a link for providing email correspondence to Investor Relations. Communications sent to Investor Relations and specifically marked as a communication for our board will be forwarded to the board or specific members of the board as directed in the stockholder communication. In addition, communications received via telephone or mail for the board are forwarded to the board by one of our officers.

BOARD MEMBER ATTENDANCE AT ANNUAL MEETINGS

Our board of directors does not have a formal policy regarding attendance of directors at our annual stockholder meetings. All directors attended our 2007 annual meeting of stockholders.

REPORT OF AUDIT COMMITTEE

The Audit and Governance Committee operates under a written charter adopted by the board of directors. The Audit Committee Charter is posted on the Investor Relations page of TurboSonic’s website at www.turbosonic.com. The functions of the Audit Committee include the following:

  appointment of independent auditors, determination of their compensation and oversight of their work;

  review the arrangements for and scope of the audit by independent auditors;

  review the independence of the independent auditors;

  consider the adequacy and effectiveness of the accounting and financial controls;

  pre-approve audit and non-audit services;

  establish procedures regarding complaints relating to accounting, internal accounting controls, or auditing matters;

  review and approve any related party transactions; and

  discuss with management and the independent auditors TurboSonic’s draft quarterly interim and annual financial statements and key accounting and reporting matters.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls, and the independent auditors are responsible for auditing those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to oversee the financial reporting process on behalf of the board of directors and to report the result of their activities to the board of directors.

In overseeing the preparation of TurboSonic's financial statements, the Audit Committee met with both management and outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. TurboSonic's management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted principles, and the Audit Committee discussed the statements with both management and TurboSonic’s outside auditors. The Audit Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement of Auditing Standards No. 114, The Auditor’s Communication With Those Charged With Governance, which has superceded Statement on Auditing Standards (SAS) No. 61, Communication With Audit Committees.

TurboSonic's outside auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee discussed with the outside auditors their independence from TurboSonic.

On the basis of these reviews and discussions, the Audit Committee recommended to TurboSonic's board that it approve the inclusion of TurboSonic's audited financial statements in its Annual Report on Form 10-K for the fiscal year ended June 30, 2008.

September 16, 2008	THE AUDIT COMMITTEE

Richard H. Hurd, Chairman
Andrew T. Meikle
Ken Kivenko

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

Set forth below is the aggregate compensation that we paid for services rendered on our behalf in all capacities during our fiscal year ended June 30, 2008 by our chief executive officer and by executive officers receiving annual compensation exceeding $100,000 during our fiscal year ended June 30, 2008:

SUMMARY COMPENSATION TABLE (1)
Name and Principal Position	Year Ended June 30,	Salary	Option Awards (2)	Non-equity Incentive Plan Compensation (3)	All Other Compensation	Total

Edward F. Spink	2008	$224,284	$13,699	--	$ 1,477 (4)	$239,460
CEO, Chairman (2007)	2007	$178,846	$22,900	$ 28,158	$ 3,089 (4)	$ 232,993

Egbert Q. van Everdingen,	2008	$202,265	$13,699	--	$ 1,969 (4)	$217,933
President, Secretary & Treasurer	2007	$156,449	$22,900	$ 23,465	$ 3,089 (4)	$ 205,903

Carl A. Young,	2008	$111,785	--	--	--	$111,785
Chief Financial Officer	2007	$ 54,821	--	--	--	$ 54,821

Richard C. Gimpel,	2008	$112,924	$ 2,749	$ 4,035	$ 16,991 (5)	$136,699
VP – Marketing & Sales	2007	$120,000	$ 8,750	--	$ 89,398 (5)	$ 218,148

        _________

1)

No bonus awards were made except for bonus awards under Non-Equity Incentive Plan Compensation. We have no pension or deferred compensation plans to which we contribute.

2)

This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2008 fiscal year for the fair value of option awards granted in fiscal 2007 and 2008, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The fair value of the option award was calculated using the closing price of our common stock on the date of grant. For additional information, refer to note 12 of our financial statements in the Form 10-K for the year ended June 30, 2008. Amounts in this column reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the named executive officers.

3)

Amounts in this column represent a discretionary bonus approved by our board of directors in fiscal 2008 and 2007 for the named executive officers.

4)

This represents directors fees received during the corresponding fiscal year.

5)

This represents commission paid on orders received prior to fiscal 2007.

The recognized stock-based compensation expense listed as Option Awards for Mr. Spink in the above Summary Compensation table was derived from option awards made on January 5, 2007 at an exercise price of $1.10 per share, receiving 15,000 options as our Chief Executive Officer and 20,000 options as director and Chairman of the Board, together with an award of 20,000 options as a director made on December 11, 2007 at an exercise price of $0.84.

The recognized stock-based compensation expense listed as Option Awards for Mr. van Everdingen in the above Summary Compensation table was derived from option awards made on January 5, 2007 at an exercise price of $1.10 per share, receiving 15,000 options as our President and Secretary & Treasurer and 20,000 options as a director, together with an award of 20,000 options as a director made on December 11, 2007 at an exercise price of $0.84.

The recognized stock-based compensation expense listed as Option Awards for Mr. Gimpel in the above Summary Compensation Expense table was derived from an option award made on January 5, 2007 at an exercise price of $1.10 per share.

The options reflected in the above Summary Compensation table as having been granted to Messrs. Spink and van Everdingen, in their respective capacities as members of our board were immediately exercisable upon their grant date. The options reflected therein as having been granted to Messrs. Spink, van Everdingen and Gimpel, in their respective capacities as employees will not become exercisable prior to January 5, 2010.

None of our current executive officers are employed pursuant to an employment agreement.

OUTSTANDING EQUITY AWARDS AT JUNE 30, 2008

	Number of Shares Underlying Unexercised Options Exerciseable	Number of Shares Underlying Unexercised Options Unexerciseable (1)	Exercise Price	Expiration Date
Edward F. Spink	12,500	--	$0.28	12/11/2008
	35,000	--	$0.75	10/31/2010
	20,000	15,000	$1.10	1/05/2012
	20,000	--	$0.84	12/11/2015

Egbert Q. van Everdingen	15,000	--	0.75	10/31/2010
	20,000	15,000	$1.10	1/05/2012
	20,000	--	$0.84	12/11/2015

Richard C. Gimpel	5,000	--	$0.75	10/31/2010
	--	12,500	$1.10	1/05/2012

________

1)

Options vest on January 5, 2010.

COMPENSATION OF DIRECTORS

	Fees Earned or Paid in Cash	Option Awards (1)	All Other Compensation	Total
Donald R. Spink	$11,815	$10,400	$ --	$ 22,215
Julien J. Hradecky	$11,815	$10,400	$ --	$ 22,215
Richard R. Hurd	$12,800	$10,400	$ 14,004 (2)	$ 37,204
Ken Kivenko	$12,307	$ 10,400	$ --	$ 22,707
Andrew T. Meikle	$12,800	$ 10,400	$ --	$ 23,200
Glen O. Wright	$12,307	$ 10,400	$ --	$ 22,707

________

1)

This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2008 fiscal year for the fair value of option awards granted in fiscal 2008, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The fair value of the option award was calculated using the closing price of our common stock on the date of grant. For additional information, refer to note 12 of our financial statements in the Form 10-K for the year ended June 30, 2008.   See the Grants of Plan-Based Awards Table below for information on stock awards made in 2008. Amounts in this column reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the directors.

2)

This represents consulting fees paid for advisory services provided to our executive officers in fiscal 2008.

During the fiscal year ended June 30, 2008, all of our directors were each paid $500 (CAD for all board members, except Mr. Hurd who is in USD) for each board meeting attended and our non-executive directors were paid $2,500 per quarter and $250 for each committee meeting attended.  All of our directors are periodically granted stock options, typically on a yearly basis. Non-executive directors receive reimbursement of out-of-pocket expenses incurred for each board meeting or committee meeting attended.   During the fiscal year ended June 30, 2008, there was a grant of 20,000 options to each director, which vested immediately, had an exercise price of $0.84 and an expiration date of December 11, 2015.

SECURITY OWNERSHIP

The following table sets forth, as of October 31, 2008, the number of shares of our common stock beneficially owned by each person who, to our knowledge, is the holder of 5% or more of our common stock, by each of our current directors, director-nominees and the named executive officers in the Summary Compensation Table, above, and by all of our executive officers and directors as a group.

Name and Address of Beneficial Owner or	Number of Shares Beneficially Owned		Approximate Percentage of Class
Identity or Group*	(1)

Dr. Donald R. Spink, Sr.	1,353,070	(3) (4)	8.3%
Edward F. Spink	1,176,968	(2) (5)	7.2%
Egbert Q. van Everdingen	366,120	(2) (6)	2.2%
Richard H. Hurd	106,673	(4)	**
Julien J. Hradecky	244,423	(4)	1.5%
Glen O. Wright	60,000	(4)	**
Andrew T. Meikle	60,000	(4)	**
Ken Kivenko	47,000	(7)	**
Raymond L. Alarie	150,000		**
Dr. F. Eugene Deszca	--		--
Richard C. Gimpel	35,625	(8)	**
Heartland Advisors, Inc. (10)	1,250,000		7.6%
Bard Associates, Inc. (11)	1,544,475		9.4%

All Executive Officers and Directors as a
group (12 persons)	3,624,290	(9)	22.1%

(*)

Unless otherwise indicated, address of each person is c/o TurboSonic Technologies, Inc. 550 Parkside Drive, Suite A-14, Waterloo, Ontario, N2L 5V4, Canada.

(**)

Less than 1%.

(1)

Unless otherwise indicated, all persons named below have sole voting and investment power over listed shares.

(2)

Includes shares of TurboSonic Canada Inc., a wholly owned subsidiary of our company, which by their terms are convertible at any time into a like number of shares of Common Stock of our company ("TurboSonic Canada Shares").

(3)

Includes 792,609 TurboSonic Canada Shares owned by Canadian numbered corporation, over which shares Dr. Spink exercises voting control.

(4)

Includes 60,000 shares issuable upon exercise of vested options.

(5)

Includes 87,500 shares issuable upon exercise of vested options.

(6)

Includes 55,000 shares issuable upon exercise of vested options

(7)

Includes 40,000 shares issuable upon exercise of vested options.

(8)

Includes 5,000 shares issuable upon exercise of vested options.

(9)

Includes 567,500 shares issuable upon exercise of vested options.

(10)

Pursuant to a Schedule 13G filed on February 8, 2008, Heartland Advisors, Inc., an investment adviser, and William J. Nasgovitz have shared power to direct the disposition of, and the vote of, 1,250,000 shares. The address of the beneficial owner is 789 North Water St., Milwaukee, WI 53202.

(11)

Pursuant to a Schedule 13G filed on February 8, 2008, Bard Associates, Inc. , an investment adviser, has the sole power to direct the disposition of 1,544,475 shares and the sole power to direct the vote of 125,000 shares. The address of the beneficial owner is 135 South LaSalle St., Suite 2320, Chicago, IL 60603.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These persons are required by the SEC regulation to furnish our company with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such reports filed with us, we believe that during the year ended June 30, 2008 such reporting persons complied with the filing requirements of said Section 16(a), except that:

  Dr. Donald R. Spink, Sr., a director of our company, did not file on a timely basis one Form 4 reflecting one transaction;

  Glen O. Wright, a director of our company, inadvertently did not file on a timely basis one Form 4. Each of the non-timely Form 4s was subsequently filed with the SEC.

ACCOMPANYING INFORMATION

Accompanying this proxy statement is a copy of our Annual Report to Stockholders on Form 10-K for our fiscal year ended June 30, 2008. Such Annual Report includes our audited financial statements for the two fiscal years ended June 30, 2008. No part of such Annual Report shall be regarded as proxy-soliciting material or as a communication by means of which any solicitation is being or is to be made.

OTHER MATTERS

The board knows of no other matters to be brought before the meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgment on such matters.

TURBOSONIC TECHNOLOGIES, INC.

550 Parkside Drive, Suite A-14
Waterloo, Ontario
Canada N2L 5V4

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Edward F. Spink and Egbert Q. van Everdingen as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them, to represent and vote, as designated on the reverse side hereof, all the shares of common stock of TurboSonic Technologies, Inc. (the "Company") held of record by the undersigned on October 31, 2008, at the Annual Meeting of Stockholders to be held on Thursday, December 11, 2008, or any adjournment or postponement thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR proposals 1 and 2.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS OF

TURBOSONIC TECHNOLOGIES, INC.

December 11, 2008

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.   PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.   PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☑

1) Election of Directors

NOMINEES:

 FOR ALL NOMINEES			Edward F. Spink
			Egbert Q. van Everdingen
 WITHHOLD AUTHORITY			Richard H. Hurd
FOR ALL NOMINEES			Glen O. Wright
			Ken Kivenko
 FOR ALL EXCEPT			Raymond L. Alarie
(See instruction below)			Dr. F. Eugene Deszca

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here: ☑

2) To ratify the appointment of Deloitte & Touche, LLP as the Company’s independent auditors for the fiscal year ending June 30, 2009.

FOR 	AGAINST 	ABSTAIN 

3) To transact such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder	Signature of Stockholder	Date

NOTE:

Please sign exactly as name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such.  If the signer is a partnership, please sign in partnership name by authorized person.